MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO        ANNUAL REPORT


PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Growth and Income Portfolio (Class H) and the S&P 500 Index, from January 2, 1992 through December 31, 1999

[GRAPH]

            GROWTH & INCOME
             PORTFOLIO (H)       S&P 500 INDEX
            ---------------      -------------
 1/92           $10,000             $11,142
 1/92            $9,740             $10,935
 2/92            $9,750             $11,076
 3/92            $9,430             $10,861
 4/92            $9,460             $11,179
 5/92            $9,440             $11,234
 6/92            $9,320             $11,067
 7/92            $9,700             $11,518
 8/92            $9,680             $11,283
 9/92            $9,790             $11,416
10/92            $9,940             $11,455
11/92           $10,290             $11,845
12/92           $10,338             $11,990
 1/93           $10,207             $12,091
 2/93           $10,106             $12,255
 3/93           $10,267             $12,514
 4/93            $9,663             $12,211
 5/93            $9,774             $12,537
 6/93            $9,774             $12,574
 7/93            $9,753             $12,523
 8/93           $10,015             $12,998
 9/93            $9,905             $12,898
10/93            $9,975             $13,165
11/93            $9,844             $13,040
12/93           $10,112             $13,197
 1/94           $10,194             $13,646
 2/94           $10,133             $13,276
 3/94            $9,661             $12,699
 4/94            $9,630             $12,861
 5/94            $9,579             $13,071
 6/94            $9,385             $12,751
 7/94            $9,538             $13,169
 8/94            $9,979             $13,708
 9/94            $9,651             $13,373
10/94            $9,794             $13,673
11/94            $9,405             $13,175
12/94            $9,487             $13,370
 1/95            $9,581             $13,716
 2/95            $9,922             $14,250
 3/95           $10,223             $14,670
 4/95           $10,451             $15,102
 5/95           $10,689             $15,704
 6/95           $10,989             $16,068
 7/95           $11,362             $16,600
 8/95           $11,486             $16,642
 9/95           $11,807             $17,344
10/95           $11,704             $17,282
11/95           $12,294             $18,039
12/95           $12,383             $18,387
 1/96           $12,854             $19,012
 2/96           $13,210             $19,189
 3/96           $13,252             $19,373
 4/96           $13,419             $19,658
 5/96           $13,702             $20,163
 6/96           $13,681             $20,240
 7/96           $12,906             $19,345
 8/96           $13,419             $19,753
 9/96           $14,047             $20,863
10/96           $14,445             $21,439
11/96           $15,230             $23,058
12/96           $15,123             $22,601
 1/97           $15,788             $24,011
 2/97           $15,726             $24,201
 3/97           $15,295             $23,209
 4/97           $15,924             $24,592
 5/97           $17,058             $26,095
 6/97           $17,834             $27,256
 7/97           $19,559             $29,423
 8/97           $19,091             $27,775
 9/97           $20,363             $29,294
10/97           $19,488             $28,316
11/97           $19,735             $29,627
12/97           $20,030             $30,137
 1/98           $20,074             $30,468
 2/98           $21,742             $32,665
 3/98           $22,810             $34,337
 4/98           $23,059             $34,688
 5/98           $22,386             $34,091
 6/98           $22,869             $35,475
 7/98           $22,123             $35,099
 8/98           $18,348             $30,027
 9/98           $19,460             $31,952
10/98           $20,733             $34,546
11/98           $21,801             $36,640
12/98           $23,299             $38,750
 1/99           $23,347             $40,370
 2/99           $22,481             $39,115
 3/99           $22,717             $40,679
 4/99           $23,111             $42,254
 5/99           $23,111             $41,256
 6/99           $24,086             $43,546
 7/99           $23,677             $42,187
 8/99           $23,331             $41,977
 9/99           $22,812             $40,826
10/99           $23,614             $43,411
11/99           $24,165             $44,292
12/99           $25,707             $46,896

AVERAGE ANNUAL TOTAL RETURN (%), PERIODS ENDED 12/31/99
-------------------------------------------------------
                                6 Months    1 Year     5 Years     Inception*
Class H                           6.73      10.33        22.06         12.52
Class I                           6.79       N/A          N/A          11.23
S&P 500 Index                     7.70      21.03        28.54         19.69

* Inception: since commencement of issuance on January 2, 1992 for Class H shares and January 5, 1999 for Class I shares. Index performance is shown as of inception of oldest share class.

  The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

  Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. In addition, for the fiscal year ended 1999, the Portfolio's adviser voluntarily waived payment of certain fees (including the distribution fee payable by Class I shares). Absent this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[Sidenote]
The graph depicts the performance of Mitchell Hutchins Series Trust--Growth and Income Portfolio (Class H) and the S&P 500 Index. Fees and expenses of Class I shares are higher than those of Class H shares and the performance of Class I shares will differ from the performance of Class H shares. It is important to note the Growth and Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT


Dear Contract Owner,                                           February 15, 2000

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 1999.


MARKET REVIEW
--------------------------------------------------------------------------------
[ICON]All of the major equity markets gained during the fiscal year, but none more than the NASDAQ Composite, which, propelled by technology stocks, rocketed up 85.59%. The Dow Jones Industrial Average (Dow) and Standard and Poor's 500 Index (S&P 500) saw strong gains of 27.29% and 21.03%, respectively. Throughout the fiscal year, a relatively small number of stocks led the charge, and market breadth fell to a three-year low. In ever-greater numbers, investors chased technology stocks, where earnings growth and positive earnings surprises have been strong.


MARKET OUTLOOK
--------------------------------------------------------------------------------
Earnings momentum in the technology sector is likely to continue in 2000 as ongoing domestic demand extends overseas. High valuations, however, leave little room for disappointment, and 1999's success will make for difficult earnings comparisons in 2000. This could make careful stock selection more important than ever. We believe that the U.S. equity markets should fare reasonably well in 2000, with earnings expected to grow approximately 10-12% or more in an expanding global economy. This positive scenario assumes that the market can absorb an interest-rate increase of limited magnitude.


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS*
                                                12/31/99             6/30/99
--------------------------------------------------------------------------------
Stocks                                            85.0%               86.5%
Convertible Bonds/Preferred Stocks                 6.9%                5.6%
Cash Equivalents                                   8.1%                7.9%
No. of Securities                                   99                  110
Net Assets ($mms)                                $28.66               $25.35
Beta vs. S&P 500 Index(1)                          0.68                1.04

--------------------------------------------------------------------------------

* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

(1) Beta for the preceding 12-month period. Beta is a commonly used measure of a mutual fund's or stock's risk compared to the market. A beta of 0.7 means that the fund's return is likely to move up or down 70% of the market change; a beta of 1.3 means that the fund is likely to move up or down 130% of the market change.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO       ANNUAL REPORT


PORTFOLIO HIGHLIGHTS

In our last report to shareholders (August 20, 1999) we stated that we were looking to increase our exposure to the technology and financial services sectors, where we felt there had been a softening in the price-to-earnings ratios (P/Es) of several growth-oriented market leaders. These moves worked out as planned and helped performance during the latter half of the year. Technology and financial services were two of the S&P 500's strongest sectors during the period. Our exposure to the tech sector rose from 18.2% of the portfolio at mid-year to 25.5% by year-end. Microsoft (NASDAQ: MSFT) (2.3%), Apple Computer (NASDAQ: AAPL) (2.1%) and Dell (NASDAQ: DELL) (1.9%) entered our top ten holdings list by period end.* Our single largest holding, Cisco Systems, Inc. (NASDAQ: CSCO) (3.4%) appreciated more than 50% from mid-year to year-end. Our exposure to financial services rose from 12.9% to 16.0%. Our exposure to the consumer cyclicals, which at 19.2% was our largest sector weighting at mid-year, fell to 15.5% at year-end.

TOP FIVE SECTORS*
                              12/31/99                                               6/30/99
----------------------------------------------------------------------------------------------
Technology                       25.5%       Consumer Cyclical                        19.2%
Financial Services               16.0        Technology                               18.2
Consumer Cyclical                15.5        Financial Services                       12.9
Utilities                         8.9        Utilities                                11.3
Capital Goods                     7.8        Healthcare                                7.5
----------------------------------------------------------------------------------------------
Total                            73.7        Total                                    69.1
----------------------------------------------------------------------------------------------


TOP 10 HOLDINGS*
                              12/31/99                                               6/30/99
----------------------------------------------------------------------------------------------
Cisco Systems, Inc.               3.4%       Bell Atlantic Financial Services Inc.     3.6%
Applied Materials, Inc.           3.2        United Technologies Corp.                 2.0
Microsoft Corp.                   2.3        Cisco Systems, Inc.                       2.0
Apple Computer, Inc.              2.1        IBM Corp.                                 1.9
JDS Uniphase Corp.                1.9        AT&T Corp.                                1.9
Dell Computer Corp.               1.9        Applied Materials, Inc.                   1.8
Exxon Mobil Corp.                 1.9        Chase Manhattan Corp.                     1.8
United Technologies Corp.         1.8        BP Amoco PLC, ADR                         1.7
Dayton Hudson Corp.               1.8        Tyco International Ltd.                   1.5
AT&T Corp.                        1.7        GTE Corp.                                 1.5
----------------------------------------------------------------------------------------------
Total                            22.0        Total                                    19.7

* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT


LOOKING FORWARD
Given our expectations for stable economic growth and continued expansion in the technology sector, we plan to continue our strategy of underweighting defensive sectors such as consumer durables, foods and beverages. These sectors typically perform well in weakening economic environments, not stable expansions such as we are now experiencing.

    We plan to maintain our exposure to the strong-performing technology sector, but we are wary of technology's high P/E ratios and the probability of tough year-to-year earnings comparisons (vs. strong 1999 reports) as we move through the current year. We expect to lighten up on positions when target prices are reached, or if earnings appear poised to disappoint. We probably will not initiate new investments in these sectors unless we see pronounced price weakness.

    We see opportunity in the financial sector, which at year-end sold below the low end of its 10-year range relative to the S&P 500. Energy and basic industry stocks appear ready to benefit from broadening global economic strength. In general, we remain favorable toward stocks and sectors that will prosper in a growing economy and which can tolerate a modest rise in inflation expectations.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander            /s/ Brian M. Storms

MARGO ALEXANDER                BRIAN M. STORMS
Chairman and                   President and
Chief Executive Officer        Chief Operating Officer
Mitchell Hutchins              Mitchell Hutchins
Asset Management Inc.          Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO


PORTFOLIO OF INVESTMENTS                                DECEMBER 31, 1999

NUMBER OF
  SHARES                                                       VALUE
---------                                                  -------------
COMMON STOCKS--85.18%

AIRLINES--0.61%
       3,500   Delta Air Lines, Inc. ..................    $     174,344
                                                           -------------
ALCOHOL--0.40%
       1,600   Anheuser-Busch Companies, Inc. .........          113,400
                                                           -------------
APPAREL, TEXTILES--0.24%
       2,900   Tommy Hilfiger Corp.* ..................           67,606
                                                           -------------
BANKS--2.70%
       6,144   Chase Manhattan Corp. ..................          477,312
       3,500   Mellon Financial Corp. .................          119,219
       4,400   Wells Fargo and Co. ....................          177,925
                                                           -------------
                                                                 774,456
                                                           -------------
BROADCASTING & PUBLISHING--0.29%
       2,300   Infinity Broadcasting Corp.* ...........           83,231
                                                           -------------
CHEMICALS--0.61%
       1,300   Dow Chemical Co. .......................          173,713
                                                           -------------
COMPUTER HARDWARE--7.39%
       5,800   Apple Computer, Inc.* ..................          596,313
       9,100   Cisco Systems, Inc.* ...................          974,837
      10,700   Dell Computer Corp.* ...................          545,700
                                                           -------------
                                                               2,116,850
                                                           -------------
COMPUTER SOFTWARE--5.95%
         800   BMC Software, Inc.* ....................           63,950
       1,700   Compuware Corp.* .......................           63,325
       4,350   International Business Machines Corp. ..          469,800
       5,600   Microsoft Corp.* .......................          653,800
      14,200   Unisys Corp.* ..........................          453,512
                                                           -------------
                                                               1,704,387
                                                           -------------
CONSTRUCTION, REAL PROPERTY--0.28%
       2,900   Lafarge Corp., ADR .....................           80,113
                                                           -------------
CONSUMER DURABLES--0.95%
       1,500   Maytag Corp. ...........................           72,000
       3,100   Whirlpool Corp. ........................          201,694
                                                           -------------
                                                                 273,694
                                                           -------------
DEFENSE & AEROSPACE--1.10%
       2,900   General Dynamics Corp. .................          152,975
       3,100   TRW, Inc. ..............................          161,006
                                                           -------------
                                                                 313,981
                                                           -------------
DIVERSIFIED RETAIL--3.73%
       7,000   Dayton Hudson Corp. ....................          514,062
       7,000   Federated Department Stores, Inc.* .....          353,937
       2,900   Wal Mart Stores, Inc. ..................          200,463
                                                           -------------
                                                               1,068,462
                                                           -------------
DRUGS & MEDICINE--3.84%
       3,800   Biogen Inc.*                                $     321,100
       6,600   Pharmacia & Upjohn, Inc., ADR ..........          297,000
       6,400   Schering-Plough Corp. ..................          270,000
       2,600   Warner Lambert Co. .....................          213,037
                                                           -------------
                                                               1,101,137
                                                           -------------
ELECTRIC UTILITIES--1.19%
       2,100   Duke Energy Corp. ......................          105,263
       6,000   Energy East Corp. ......................          124,875
       3,300   Unicom Corp. ...........................          110,550
                                                           -------------
                                                                 340,688
                                                           -------------
ELECTRICAL EQUIPMENT--3.52%
       6,175   Honeywell, Inc. ........................          356,220
       4,700   Jabil Circuit Inc.* ....................          343,100
       2,100   Motorola, Inc. .........................          309,225
                                                           -------------
                                                               1,008,545
                                                           -------------
ENERGY RESERVES & PRODUCTION--4.38%
       2,100   Atlantic Richfield Co. .................          181,650
       6,708   Exxon Mobil Corp. ......................          540,413
       6,900   Royal Dutch Petroleum Co., ADR .........          417,019
       4,300   Tosco Corp. ............................          116,906
                                                           -------------
                                                               1,255,988
                                                           -------------
ENTERTAINMENT--1.12%
       5,300   Viacom, Inc., Class B* .................          320,319
                                                           -------------
FINANCIAL SERVICES--2.34%
       1,800   General Electric Co. ...................          278,550
       1,500   Marsh & McLennan Co., Inc. .............          143,531
       5,800   MBNA Corp. .............................          158,050
       1,000   Providian Financial Corp. ..............           91,063
                                                           -------------
                                                                 671,194
                                                           -------------
FOOD RETAIL--0.76%
      11,600   Kroger Co.* ............................          218,950
                                                           -------------
FOREST PRODUCTS, PAPER--3.39%
       5,100   Champion International Corp. ...........          315,881
       2,500   Georgia Pacific Corp. - PEPS ...........          127,813
       4,200   Georgia-Pacific Corp. ..................          213,150
       4,400   Weyerhaeuser Co. .......................          315,975
                                                           -------------
                                                                 972,819
                                                           -------------
GAS UTILITY--1.11%
       5,050   Columbia Energy Group ..................          319,413
                                                           -------------
INDUSTRIAL PARTS--3.77%
       3,100   American Standard Companies Inc.* ......          142,213
       5,700   Ingersoll Rand Co. .....................          313,856
       1,200   SPX Corp.* .............................           96,975
       8,100   United Technologies Corp. ..............          526,500
                                                           -------------
                                                               1,079,544
                                                           -------------


                                                                              5

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO


NUMBER OF
  SHARES                                                       VALUE
---------                                                  -------------
COMMON STOCKS--(CONCLUDED)

INDUSTRIAL SERVICES & SUPPLIES--0.52%
       3,000   Hertz Corp. ............................    $     150,375
                                                           -------------
INFORMATION & COMPUTER SERVICES--0.66%
       4,500   Valassis Communications Inc.* ..........          190,125
                                                           -------------
INSTRUMENTS-SCIENTIFIC--1.01%
       7,600   Mettler Toledo International Inc.* .....          290,225
                                                           -------------
LEISURE--0.21%
       3,100   Hasbro, Inc. ...........................           59,094
                                                           -------------
LIFE INSURANCE--2.08%
       3,400   American General Corp. .................          257,975
       5,500   Lincoln National Corp. .................          220,000
       3,700   Protective Life Corp. ..................          117,706
                                                           -------------
                                                                 595,681
                                                           -------------
LONG DISTANCE & PHONE COMPANIES--6.64%
       9,800   AT&T Corp. .............................          497,350
       7,000   BellSouth Corp. ........................          327,687
       2,100   Centurytel, Inc. .......................           99,488
       5,800   GTE Corp. ..............................          409,262
       7,050   MCI WorldCom, Inc.* ....................          374,091
       4,000   SBC Communications, Inc. ...............          195,000
                                                           -------------
                                                               1,902,878
                                                           -------------
MEDIA--1.23%
       7,000   Comcast Corp., Class A .................          353,938
                                                           -------------
MEDICAL PRODUCTS--1.86%
       5,600   St. Jude Medical, Inc.* ................          171,850
       9,300   Tyco International Ltd. ................          361,537
                                                           -------------
                                                                 533,387
                                                           -------------
MINING & METALS--1.27%
       4,400   Alcoa, Inc. ............................          365,200
                                                           -------------
MOTOR VEHICLES--2.33%
       2,800   Borg Warner Automotive, Inc. ...........          113,400
       2,047   Delphi Automotive Systems Corp. ........           32,240
       5,800   Ford Motor Co. .........................          309,937
       2,900   General Motors Corp. ...................          210,794
                                                           -------------
                                                                 666,371
                                                           -------------
OIL REFINING--1.22%
       6,900   Coastal Corp. ..........................          244,519
       4,200   USX-Marathon Group .....................          103,687
                                                           -------------
                                                                 348,206
                                                           -------------
OTHER INSURANCE--2.67%
       4,150   Ambac Financial Group Inc. .............          216,578
       3,428   American International Group, Inc. .....          370,653
       5,200   Travelers Property Casualty Corp. ......          178,100
                                                           -------------
                                                                 765,331
                                                           -------------
PUBLISHING--1.82%
       5,700   Knight Ridder, Inc. ....................    $     339,150
       3,700   New York Times Co., Class A ............          181,762
                                                           -------------
                                                                 520,912
                                                           -------------
RESTAURANTS--0.44%
       5,200   Brinker International Inc.* ............          124,800
                                                           -------------
SECURITIES & ASSET MANAGEMENT--2.38%
       5,800   AXA Financial Inc. .....................          196,475
       3,400   Morgan Stanley, Dean Witter & Co. ......          485,350
                                                           -------------
                                                                 681,825
                                                           -------------
SEMICONDUCTOR--7.75%
       7,300   Applied Materials, Inc.* ...............          924,819
       7,400   Atmel Corp.* ...........................          218,763
       3,500   Intel Corp. ............................          288,094
       3,400   JDS Uniphase Corp.* ....................          548,462
       4,600   Vitesse Semiconductor Corp.* ...........          241,212
                                                           -------------
                                                               2,221,350
                                                           -------------
SPECIALTY RETAIL--1.42%
       4,300   Circuit City Stores, Inc. ..............          193,769
       6,100   Staples, Inc.* .........................          126,575
       1,800   Zale Corp.* ............................           87,075
                                                           -------------
                                                                 407,419
                                                           -------------
Total Common Stocks (cost--$17,017,082) ...............       24,409,951
                                                           -------------

PREFERRED STOCK--0.42%

WIRELESS TELECOMMUNICATIONS--0.42%
       2,500   MediaOne Group Inc.
               (cost--$108,594) .......................          120,000
                                                           -------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PRINCIPAL
 AMOUNT
  (000)                                                         MATURITY DATES       INTEREST RATES           VALUE
---------                                                       --------------       --------------     --------------
CONVERTIBLE BONDS--6.52%

    $  900  Bell Atlantic Financial Services Inc.+ ...........      09/15/05             4.250%          $  1,104,750
        70  Echostar Communications Corp.+ ...................      01/01/07             4.875                 85,837
       100  Excite At Home+ ..................................      12/15/06             4.750                 95,500
       200  Nextel Communications Inc.+ ......................      07/01/07             4.750                452,750
       120  Ntl Inc.+ ........................................      12/15/09             5.750                129,000
                                                                                                        --------------
Total Convertible Bonds (cost--$1,390,000) ...................                                              1,867,837
                                                                                                        --------------

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION--8.01%

     2,297  Federal Home Loan Bank Discount Notes
              (cost--$2,296,809) .............................      01/03/00             1.500@             2,296,809
                                                                                                        --------------
Total Investments (cost--$20,812,485)--100.13% ...............                                             28,694,597
Liabilities in excess of other assets--(0.13)% ...............                                                (36,442)
                                                                                                        --------------
Net Assets--100.00% ..........................................                                            $28,658,155
                                                                                                        --------------
                                                                                                        --------------

------------------

*     Non-Income producing security.
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
ADR   American Depositary Receipt.
PEPS  Premier Equity Participation Securities.
@     Interest rate shown is discount rate at date of purchase.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                                    DECEMBER 31, 1999
ASSETS
Investments in securities, at value (cost--$20,812,485) ............         $28,694,597
Cash ...............................................................                 661
Dividends and interest receivable ..................................              26,610
Other assets .......................................................                  91
                                                                             -----------
Total assets .......................................................          28,721,959

                                                                             -----------
LIABILITIES
Payable to investment adviser and administrator ....................              16,425
Accrued expenses and other liabilities .............................              47,379
                                                                             -----------
Total liabilities ..................................................              63,804
                                                                             -----------

NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized)           18,867,089
Undistributed net investment income ................................              91,533
Accumulated net realized gains from investment transactions ........           1,817,421
Net unrealized appreciation of investments .........................           7,882,112
                                                                             -----------
Net assets .........................................................         $28,658,155
                                                                             -----------
                                                                             -----------

CLASS H:
Net assets .........................................................         $22,456,940
                                                                             -----------
Shares outstanding .................................................           1,374,080
                                                                             -----------
Net asset value, offering price and redemption value per share .....              $16.34
                                                                                  ------
                                                                                  ------

CLASS I:
Net assets .........................................................         $ 6,201,215
                                                                             -----------
Shares outstanding .................................................             379,392
                                                                             -----------
Net asset value, offering price and redemption value per share .....              $16.35
                                                                                  ------
                                                                                  ------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                FOR THE
                                                                              YEAR ENDED
                                                                           DECEMBER 31, 1999
                                                                           -----------------
INVESTMENT INCOME:
Interest ...............................................................      $  188,000
Dividends (net of foreign withholding taxes of $1,748) .................         221,179
                                                                             -----------
                                                                                 409,179
                                                                             -----------
EXPENSES:
Investment advisory and administration .................................         180,762
Legal and audit ........................................................          45,808
Reports and notices to shareholders ....................................          23,015
Custody and accounting .................................................          17,494
Trustees' fees .........................................................           7,500
Distribution fee--Class I ..............................................           6,549
Transfer agency fees and related service expenses ......................           3,263
Other expenses .........................................................          39,827
                                                                             -----------
                                                                                 324,218
Less: Fee waiver from adviser ..........................................          (6,572)
                                                                             -----------
Net expenses ...........................................................         317,646
                                                                             -----------
Net investment income ..................................................          91,533
                                                                             -----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investments ....................................       1,821,542
Net change in unrealized appreciation/depreciation of investments ......         788,421
                                                                             -----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES ...........       2,609,963
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................      $2,701,496
                                                                             -----------
                                                                             -----------


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                                                          FOR THE YEARS
                                                                                        ENDED DECEMBER 31,
                                                                                   ---------------------------
                                                                                      1999             1998
                                                                                   -----------     -----------
FROM OPERATIONS:
Net investment income ........................................................     $    91,533     $   110,048
Net realized gains from investments ..........................................       1,821,542       1,729,133
Net change in unrealized appreciation/depreciation of investments ............         788,421       1,878,953
                                                                                   -----------     -----------
Net increase in net assets resulting from operations .........................       2,701,496       3,718,134
                                                                                   -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H ...............................................            (296)       (107,162)
Net investment income--Class I ...............................................             (47)             --
Net realized gains from investments--Class H .................................              --      (1,721,861)
                                                                                   -----------     -----------
Total dividends and distributions to shareholders ............................            (343)     (1,829,023)
                                                                                   -----------     -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares .........................................      13,898,885       7,325,308
Cost of shares repurchased ...................................................     (14,267,919)     (6,668,876)
Proceeds from dividends reinvested ...........................................       1,829,366       3,457,938
                                                                                   -----------     -----------
Net increase in net assets from beneficial interest transactions .............       1,460,332       4,114,370
                                                                                   -----------     -----------
Net increase in net assets ...................................................       4,161,485       6,003,481

NET ASSETS:
Beginning of year ............................................................      24,496,670      18,493,189
                                                                                   -----------     -----------
End of year (including undistributed net investment
  income of $91,533 at December 31, 1999) ....................................     $28,658,155     $24,496,670
                                                                                   -----------     -----------
                                                                                   -----------     -----------


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

     Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

     The Fund accounts separately for the assets, liabilities, and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement,

NOTES TO FINANCIAL STATEMENTS


realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

     The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.70% of the Portfolio's average daily net assets. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended December 31, 1999, Mitchell Hutchins waived $23.

     For the year ended December 31, 1999, the Portfolio paid $2,009 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

     Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 5, 1999 (commencement of issuance of Class I shares) to December 31, 1999, Mitchell Hutchins and the insurance companies waived the entire distribution fee.

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata,

NOTES TO FINANCIAL STATEMENTS


based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at a rate based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at December 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

     At December 31, 1999, the components of net unrealized appreciation of investments were as follows:

    Gross appreciation (investment having an excess of value over cost) ....... $8,158,509
    Gross depreciation (investment having an excess of cost over value) .......   (276,397)
                                                                                ----------
    Net unrealized appreciation of investments ................................ $7,882,112
                                                                                ----------
                                                                                ----------

     For the year ended December 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $15,018,594 and $17,336,638, respectively.

SECURITIES LENDING

     The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolio's lending agent, received compensation of $100 from the Portfolio for the year ended December 31, 1999.

     For the year ended December 31, 1999, the Portfolio earned $301 net of fees, rebates and expenses, for securities lending transactions. At December 31, 1999, there were no securities out on loan.

FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1999, the Portfolio's undistributed net investment income was increased by $2,925 and the accumulated net realized gains were decreased by $2,925.

NOTES TO FINANCIAL STATEMENTS


SHARES OF BENEFICIAL INTEREST

    There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                          CLASS H                                        CLASS I
                                    -----------------------------------------------------          ---------------------
                                                                                                      FOR THE PERIOD
                                            FOR THE                        FOR THE                   JANUARY 5, 1999+
                                          YEAR ENDED                      YEAR ENDED                      THROUGH
                                       DECEMBER 31, 1999               DECEMBER 31, 1998             DECEMBER 31, 1999
                                    ------------------------       ----------------------          ---------------------
                                     SHARES         AMOUNT          SHARES       AMOUNT            SHARES       AMOUNT
                                    --------   -------------       --------    ----------          -------    ----------
Shares sold .......................  475,891   $  7,077,528         496,647    $7,325,308          457,242    $6,821,357
Shares repurchased ................ (879,980)   (13,103,459)       (446,318)   (6,668,876)         (77,853)   (1,164,460)
Dividends reinvested ..............  124,442      1,829,319         252,588     3,457,938                3            47
                                    --------   -------------       --------    ----------          -------    ----------
Net increase (decrease) ........... (279,647)  $(4,196,612)         302,917    $4,114,370          379,392    $5,656,944
                                    --------   -------------       --------    ----------          -------    ----------
                                    --------   -------------       --------    ----------          -------    ----------

----------------

+   Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             Class H                          Class I
                                                    --------------------------------------------------    -----------------
                                                              For the Years Ended December 31,             For the Period
                                                    --------------------------------------------------    January 5, 1999+
                                                                                                                through
                                                       1999       1998      1997       1996       1995    December 31, 1999
                                                    -------     -------   -------    -------    -------   -----------------
Net asset value, beginning of period ............   $ 14.81     $ 13.69   $ 12.27    $ 11.83    $  9.16       $14.70
                                                    -------     -------   -------    -------    -------       ------
Net investment income ...........................      0.05@       0.07      0.10       0.06       0.10         0.04@
Net realized and unrealized gains
   from investments .............................      1.48@       2.16      3.88       2.53       2.70         1.61@
                                                    -------     -------   -------    -------    -------       ------
Net increase from investment
   operations ...................................      1.53        2.23      3.98       2.59       2.80         1.65
                                                    -------     -------   -------    -------    -------       ------
Dividends from net investment income ............     (0.00)#     (0.07)    (0.10)     (0.06)     (0.10)       (0.00)#
Distributions from net realized gains from
   investments ..................................       --        (1.04)    (2.46)     (2.09)     (0.03)          --
                                                    -------     -------   -------    -------    -------       ------
Total dividends and other distributions .........     (0.00)#     (1.11)    (2.56)     (2.15)     (0.13)       (0.00)#
                                                    -------     -------   -------    -------    -------       ------
Net asset value, end of period ..................   $ 16.34     $ 14.81   $ 13.69    $ 12.27    $ 11.83       $16.35
                                                    -------     -------   -------    -------    -------       ------
                                                    -------     -------   -------    -------    -------       ------
Total investment return(1) ......................     10.33%      16.32%    32.45%     22.12%     30.52%       11.23%
                                                    -------     -------   -------    -------    -------       ------
                                                    -------     -------   -------    -------    -------       ------
Ratios/Supplemental Data:
Net assets, end of period (000's) ...............   $22,457     $24,497   $18,493    $14,520    $14,797       $6,201
Expenses to average net assets,
   before waiver from adviser ...................      1.23%       1.04%     1.04%      1.58%      1.37%        1.48%*
Expenses to average net assets,
   after waiver from adviser ....................      1.23%       1.04%     1.04%      1.58%      1.37%        1.23%*
Net investment income to average net
   assets, before waiver from adviser ...........      0.36%       0.46%     0.71%      0.49%      0.94%        0.04%*
Net investment income to average net
   assets, after waiver from adviser ............      0.36%       0.46%     0.71%      0.49%      0.94%        0.29%*
Portfolio turnover rate .........................        65%         69%       92%        99%       134%          65%

----------------
+    Commencement of issuance of shares.
*    Annualized
@    Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
#    Amount shown is less than $0.005.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO


REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Growth and Income Portfolio

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio"), one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund") as of December 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Growth and Income Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                            /s/ Ernst & Young LLP



New York, New York
February 16, 2000

                                 ANNUAL REPORT



                                           -------------------------------------

                                           MITCHELL

                                           HUTCHINS SERIES

                                           TRUST




                                           GROWTH AND

                                           INCOME PORTFOLIO



                                           DECEMBER 31, 1999




                        -C-2000 PaineWebber Incorporated
                              All rights reserved.
                                   Member SIPC